UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2019

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10603 W. Sam Houston Pkwy N., Suite 300 Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 849-9911

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2019, Flotek Industries, Inc. (the “Company”) and John W. Chisholm entered into Amendment No. 1 to Employment Agreement (the “Amendment”) to amend that certain Employment Agreement (the “Employment Agreement”) by and between the Company and Mr. Chisholm, dated May 20, 2019, which was previously described in the Company’s Current Report on Form 8-K filed with the United States Securities Commission on May 24, 2019 (the “Employment Agreement 8-K”).

The Amendment provides for an express contractual right of offset with respect to payments due to Mr. Chisholm under the Employment Agreement and that certain Guaranty, dated May 8, 2019, made by Mr. Chisholm in favor of the Company (the “Guaranty”). In addition, the Amendment provides that any amounts that are owed to the Company by Mr. Chisholm under the Guaranty, along with any outstanding amounts previously overpaid or underwithheld from Mr. Chisholm with respect to taxes, in each case, will be deducted from the severance payment owed to Mr. Chisholm under the Employment Agreement.

The description of the Amendment is qualified in its entirety by reference to the copy thereof filed as Exhibit 10.1 to this Form 8-K and the full text of the Employment Agreement, which was filed with the Employment Agreement 8-K, each of which are incorporated in this Item 5.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 to Employment Agreement, dated October 18, 2019, by and between Flotek Industries, Inc. and John W. Chisholm.

10.2	Guaranty, dated May 8, 2019, by John W. Chisholm in favor of Flotek Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: October 24, 2019	/s/ Elizabeth T. Wilkinson
Elizabeth T. Wilkinson
Chief Financial Officer